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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549







                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): December 8, 2005







                              QualMark Corporation

             (Exact Name of Registrant as Specified in its Charter)





         Colorado            333-90138                84-1232688

     (State or Other        (Commission            (I.R.S. Employer
     Jurisdiction of        File Number)          Identification No.)
     Incorporation)





 4580 Florence Street, Denver, Colorado                       80238
(Address of Principal Executive Offices)                    (Zip Code)






       Registrant's telephone number, including area code: (303) 254-8800






          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

SatCon Power Systems, Inc. Asset Purchase Agreement

On December 13, 2005, QualMark Ling Corporation ("Purchaser"), a wholly owned subsidiary of QualMark Corporation ("QualMark") entered into an asset purchase agreement with SatCon Power Systems, Inc. ("SatCon") of Boston, Massachusetts to purchase certain of the assets and assume certain of the liabilities of SatCon related to its Ling Shaker and Amplifier business operations ("SatCon Agreement"). SatCon is a division of SatCon Technology Corporation, which was founded in 1986. SatCon manufactures and sells power control systems for industrial high-power supplies and develops test and measurement systems, among other things. SatCon's Ling Electronics subsidiary is one of the nation's most experienced manufacturers of vibration, shock and high intensity sound environmental test systems and fixtures. There is no material relationship between QualMark or any of its affiliates and any of the parties to this transaction.

The SatCon Agreement provides that on December 13, 2005, SatCon shall deliver to Purchaser certain assets related to SatCon's Ling Shaker and Amplifier business operations and joint ownership of SatCon's PM 10 Power Module designs. Purchaser agrees not to use the PM 10 designs for the production of devices for the power sources market and SatCon agrees not to use this technology for the production of devices for the electrodynamic vibration market.

The purchase price paid by Purchaser was cash in the amount of $2,325,000, which was immediately due at closing.

The SatCon Agreement provides that for a period of three years after the closing date, SatCon shall not design, develop, manufacture or sell any product or provide any service anywhere in the world that is competitive to the business operations being acquired by Purchaser under the agreement, and it shall not engage in any business competitive with the acquired business operations.

Loan Agreement

In order to finance the acquisition of the assets acquired from SatCon, QualMark entered into a Loan and Security Agreement on December 8, 2005, with Silicon Valley Bank. There is no material relationship between QualMark or any of its affiliates and any of the parties to this transaction.

The Loan Agreement provides for a term loan in the amount of $2 million to be in addition to Purchaser's existing term facility originally in the amount of $750,000. It will be disbursed in one advance at closing to help fund the acquisition of SatCon's assets pursuant to the SatCon Agreement. The term of the loan is 36 months, with monthly payments of principal and interest. The loan shall initially bear interest at a rate of 3.5% per annum plus the 36 month U.S. Treasury rate fixed at the time of each advance, which yields a current rate of 8.0%. The loan agreement provides for a $15,000 facility fee to be paid by Purchaser at closing and a termination fee of 3% at one to 12 months, 2% in months 13 to 24 and 1% in months 25 to 36. A one time pre-payment of up to $500,000 will be allowed with no early termination fee.

Loan Modification Agreement

In order to accommodate the loan from Silicon Valley Bank, QualMark entered into a Loan Modification Agreement with Partners for Growth, L.P. on December 12, 2005, to modify certain existing loan documents between QualMark and Partners for Growth, L.P. There is no material relationship between QualMark or any of its affiliates and Partners for Growth, L.P.

The Loan Modification Agreement provides that the proceeds of the loan from Silicon Valley Bank shall be used exclusively to acquire the assets of LING Electronics from SatCon Powers Systems, Inc. The acquired assets shall become part of the collateral for the pre-existing loan agreement between QualMark and Partners for Growth, L.P. QualMark further agreed to deposit $350,000 with Partners for Growth, L.P. as additional security for the obligations under the pre-existing loan agreement. The deposit shall bear no interest and at the maturity date of the loan, shall be applied to the outstanding obligations or shall be returned to QualMark if the loan is converted.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

The information disclosed in Item 1.01 with respect to the SatCon Agreement above is incorporated herein by reference. The assets that were acquired from SatCon are:

         (i)      LING name, logo, related trademarks and intellectual property

         (ii)     Joint ownership of PM10 Power Module designs

         (iii)    Vibration systems

         (iv)     Vibration DVC controllers

         (v)      Winding machines

         (vi)     Sheet metal roller

         (vii)    Shaker test equipment and test racks

         (viii)   Amplifier and tester

         (ix)     Ovens

         (x)      Hydraulic pump

         (xi)     Miscellaneous hardware, fixtures, tooling and coils

         (xii) Inventories including raw materials, work-in-progress and finished goods


ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION

The information disclosed in Item 1.01 with respect to the Loan Agreement above is incorporated herein by reference. To secure the payment and performance of the Loan Agreement, QualMark has granted Silicon Valley Bank a security interest in substantially all of its assets.

                                      * * *


QualMark may make forward-looking statements, including, for example, statements about management expectations, strategic objectives, business prospects, anticipated expense levels and financial results, the impact of off balance sheet arrangements, significant contractual obligations, anticipated results of litigation and regulatory investigations and proceedings, and other similar matters. These forward-looking statements are not statements of historical facts and represent only QualMark's beliefs regarding future performance, which are inherently uncertain. There are a variety of factors, many of which are beyond QualMark's control, which affect its operations, performance, business strategy and results and could cause its actual results and experience to differ materially from the expectations and objectives expressed in any forward-looking statements. These factors include, but are not limited to, financial market volatility, actions and initiatives taken by both current and potential competitors, general economic conditions, the effect of current, pending and future legislation, regulation and regulatory actions, and the other risks detailed in QualMark's Annual Reports on Form 10-KSB, Quarterly Reports on Form 10-QSB and Current Reports on Form 8-K. Accordingly, readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made. QualMark does not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made. The reader should, however, consult any further disclosures QualMark may make in its reports on Form 10-KSB, Form 10-QSB and Form 8-K.





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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                              QUALMARK CORPORATION



                                                        (Registrant)
                                    By:              /s/ Anthony Scalese
                                                       Anthony Scalese
                                           Chief Financial Officer and Corporate
                                                          Secretary



Date: December 14, 2005